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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-159834, 333-59277, 333-95167, 333-65884, 333-117431, 333-40384, 333-135400, and 333-152635 on Form S-8 and Registration Statement No. 333-160567 and 333-156245 on Form S-3 of Heritage Commerce Corp of our report dated March 4, 2011 relating to the consolidated financial statements and the effectiveness of internal control over financial reporting appearing in this Annual Report on Form 10-K.

                      Crowe Horwath LLP

Costa Mesa, California
March 4, 2011

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM